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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of earliest event reported:    June 26, 1996


                    INFINITY BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                     0-14702                  13-2766282
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(State of Incorporation)           (Commission               (IRS Employer
                                   File Number)           Identification No.)


             600 Madison Avenue, New York, New York             10022
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            (Address of principal executive offices)          (Zip Code)

                                 (212) 750-6400
                                 --------------
                        (Registrant's telephone number)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

  On June 26, 1996, Infinity Broadcasting Corporation (the "Company") completed the acquisition of twelve radio stations located in Dallas-Fort Worth, Boston, Baltimore, Atlanta and Orlando from various subsidiaries of Granum Holdings, L.P. for a total purchase price of $410 million plus working capital (the "Granum Acquisition") pursuant to a Stock Purchase Agreement, dated as of March 3, 1996, between the Company and Granum Holdings L.P. The radio stations are KRBV-FM, KHVN-AM and KOAI-FM in Dallas-Fort Worth, WBOS-FM and WOAZ-FM in Boston, WCAO-AM and WXYV-FM in Baltimore, WAOK-AM and WVEE-FM in Atlanta and WHOO-AM, WHTQ-FM and WMMO-FM in Orlando (collectively, the "Stations").
Pursuant to the Telecommunications Act of 1996 (the "1996 Telecom Act"), the Company, as a result of the completion of the Granum Acquisition, is required to divest one FM station in Dallas in order to comply with the 1996 Telecom Act.

  The purchase price of the Granum Acquisition was funded by bank borrowings under the Company's Third Amended and Restated Credit Agreement dated as of June 13, 1996 (the "Credit Agreement"), with a syndicated group of bank lenders.

  The Company has entered into an agreement with Cox Broadcasting, Inc. to swap radio stations in Orlando for Cox's radio stations in Chicago. The Cox stations in Chicago are WCKG-FM and WYSY-FM. The Infinity stations are WHTQ-FM, WMMO-FM and WHOO-AM in Orlando, Florida, which Infinity acquired in the Granum Acquisition. In addition, Infinity has agreed to pay Cox $20 million. The transaction has been structured as a tax-free like-kind exchange. The consummation of the transaction is subject to certain conditions, including approval of the Federal Communications Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (a) Financial Statements of Business Acquired.

   (b) Pro Forma Financial Information.

  As of the date on which this Report on Form 8-K is required to be filed, it is impracticable to provide the financial statements and pro forma financial information required by this Item 7. Accordingly, as permitted by subsections
(a)(4) and (b)(2) of this Item 7, the Company will file the required statements and information as soon as such material is available, and in no event later than 60 days after the date of this Report on Form 8-K. Such filing shall be made under cover of Form 8-K/A.


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(c) EXHIBITS

   EXHIBIT
   NUMBER                                DESCRIPTION OF EXHIBIT
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
    2(a) Stock Purchase Agreement, dated as of March 3, 1996, between the Company and Granum Holdings L.P. (This exhibit can be found as Exhibit 2(j) to the Company's Annual Report on Form 10-K for the fiscal year end December 31, 1995 (File No. 0-14702) and is incorporated herein by reference.)

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  INFINITY BROADCASTING CORPORATION


Dated: July 10, 1996

                                  By /s/ FARID SULEMAN
                                     ------------------------------
                                         Farid Suleman,
                                         Vice President-Finance
                                         and Chief Financial Officer